08/25/2006 Exhibit 99.1

08/25/2006
Disclosure Statement
This presentation contains forward-looking statements based on current SigmaTel expectations. In particular, slides relating to SigmaTel’s expectations regarding market sizes, product diversification, revenue and anticipated growth, future market preferences for storage media, projected product roadmaps, potential future product directions, potential future product applications employing SigmaTel products, and other slides addressing future events contain forward looking statements. These forward-looking statements reflect the current views and assumptions of SigmaTel, but are subject to various risks and uncertainties that could cause actual results to differ materially from expectations. A number of important factors could cause actual results to differ materially from those in the forward-looking statements, and there will be events in the future that SigmaTel is not able to accurately predict or control. For a discussion of factors that could impact SigmaTel's financial results and cause actual results to differ materially from those in the forward-looking statements, please refer to recent SigmaTel filings with the SEC, particularly the Form 10-Q filed on
August 9,2006 and the Form 10-K filed on February 24, 2006.

08/25/2006
Key Messages
• World Class Mixed-Signal Technology Company
– First to MP3 market with highly integrated solution
– Industry leading 90 nm chip for MP3 market in Q406
– Targeting best audio & video battery life, lowest heat dissipation and most cost effective solutions
• Portable Multimedia Requires Connectivity
– Established excellence in wireless in 2005
– Expanding partnerships for future needs
• Industry Leading Software
– Key software innovations, easier to use ARM-based SoC
– Re-useable complete ARM software solution enables multi-generation upgrades
• Compelling patent portfolio changing competitive landscape
• Operating Expense Structure Being Addressed

SAMSUNG
V PLUS

SIGMATEL®

MIXED-SIGNAL MULTIMEDIA SEMICONDUCTORS

08/25/2006
Corporate Strategy
• Leverage mixed-signal SoC development teams
– More software than hardware engineers
– ARM-based media player SoCs
– High quality, low system design costs
– Unique hardwired video encode and decode
– First to market intellectual property position
• Deliver innovative multimedia solutions
– Expand consumer electronics product offerings
– Extensive patent portfolio
• Focus on SoC synergy
– Award winning audio quality
– Market leading video products
– Complete digital imaging solutions

08/25/2006 CORE MULTIMEDIA BUSINESS

08/25/2006
MP3 Market Segmentation Chart*
$236M $8.25 20% = 32Mu High End
$252M $4.50 35% = 56Mu Mid Tier
$144M $2.00 45% = 72Mu Low End
Segment $$ Estimate
ASP
Segment Size 2006
(160Mu)
Segment
Segment definition
• Low End - Memory <512M, small mono LCD screen, MP3 play-back
• Mid Tier - Memory >512M-2G, color screen, motion JPEG, DRM
• High End – Memory >2G, 2" screen, MPEG4, DRM10, Bluetooth &/or WiFi
*SigmaTel estimates

08/25/2006
Total Compressed Audio Market*
181
274
390
526
674
0
50
100
150
200
250
300
350
400
450
500
550
600
650
700
2006 2007 2008 2009 2010
*Includes HDD & Flash Media Players
$MM
* Excludes amortization of non-cash deferred stock-based compensation, as well as one-time charges and amortization related to acquisitions.
Source: Technology Futures Inc.
Units (M)

playsforsure Audio
playsforsure Audio
playsforsure Video
SEGA
Java
HI-SPEED
CERTIFIED USB
WiFi
DVB H
Bluetooth
SoniqCast
musicmatch
URGE
algo

SIGMATEL
MIXED-SIGNAL MULTIMEDIA SEMICONDUCTORS

08/25/2006
Media Player Ecosystem Evolution
2005 2006+
Wired              to                 Wireless
Cable, Connect, PC  … VoIP, RF, Sync Anywhere
Audio          and             Multimedia
MP3
WMA
AAC
Ogg Vorbis
WMV
MPEG4
H.264
Music          and                Gaming
Listening  … Gaming, Advance Applications
Songs, Podcasts … Movies, TV, Sports
Own        and / or        Subscription
CD, Pay-as-you-go Model  … Subscription

08/25/2006
Multimedia Player Features
Good Better Best
Good
Better
Best
Good Better Best
2006
2007
2008
Improved Battery Life
Audio
Text/Meta Data
FM
Color Display
512MB                                          Capacity          30GB+
PlaysForSure 2.0                        PlaysForSure 2.0+
Audio
Photo
FM
Color Display
Low-Res Video
Audio
Photo
FM/Bluetooth
Color Display
HD Video
Flash/Java Apps
3D Gaming
HDMI Out
VoIP
Text Messaging
WiFi Hotspot
DMB/DVB-H
Audio
Photo
FM/Bluetooth
Color Display
High Res Video
Flash/Java Apps
Emulated Games
TV Out
WiFi Hotspot
Audio
Photo
FM/Bluetooth
Color Display
HD Video
Flash/Java Apps
Emulated Gaming
HDMI Out
VoIP
Text Messaging
WiFi Hotspot
DMB/DVB-H
Accessory Interface
Accessory Interface
Accessory Interface
Accessory Interface Accessory Interface

08/25/2006
Core Business Strategy
• Protect the Core
– Defend the Value Segment with IP protection, public casing and module partner programs with SoC development teams focused on multiple product lines
– Microsoft® PlaysForSure™ hard drive reference design
– Accelerate PMP products through system expertise
– Leverage MPEG-4 video quality expertise derived through Camcorder development into PVR, IP Camera solutions
– Provide ARM-based product stream to leverage customer investments
• Expand the Core with New Defensible Barriers
– Exploit Digital Radio Interface, introduce first RF device
– Partnerships for DAB module
–
Accelerate new radio developments (Bluetooth, DVB, Satellite, etc)

[redacted]
[redacted]
[redacted]
Integration & Innovation

SIGMATEL®
MIXED-SIGNAL MULTIMEDIA SEMICONDUCTORS

08/25/2006 Video CODEC Evolution* Video Performance Battery Life (Hours) QCIF QCIF+ QVGA CIF VGA STMP 3700 STMP 3600 STMP 3800 1 2 3 4 5 *based on a 400mAh & MPEG4 SP+MP3

08/25/2006
• Leader in flash-based media players
– 300+ media player designs
• STMP3600 + Video SDK
– Enables PlaysForSure 2.0
– 30 frames per second QCIF or
24 frames per second QVGA.
• 16+ hours of battery life on one AAA battery
• Hard-wired MPEG-4 ASP/SP, MPEG-2 and JPEG
Decoding
– Lowest heat dissipation for small form factors
– Unique competitive advantage
Portable Multimedia SoC Solutions

SIGMATEL

SIGMATEL
MIXED-SIGNAL MULTIMEDIA SEMICONDUCTORS

08/25/2006
3600 Value Proposition
• Up to 80% increase in battery
life*
• 200 MHz processing for
superior user interface
• VFIR
• USB Host
• FM Tuner Interface
• Excellent Video & superior
audio quality**
• High capacity file
management and
manipulation
Save 144 mm2
*Compared to current high capacity flash-based players on the market
**Measured using Rhode and Schwarz Audio Analyzer
SST
39WF400A
NOR FLASH
On back side
Reduced
to 16MB
Flash
Controller
Audio
Codec
Battery
Charger
32MB
SDRAM
Power
Manager
STMP
3600

35xx vs. 36xx Revenue
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Actual
Forecast
January
February
March
April
May
June
July
August
September
35xx
36xx

SIGMATEL®
MIXED-SIGNAL MULTIMEDIA SEMICONDUCTORS

08/25/2006 35xx vs. 36xx Monthly Revenue Split

08/25/2006 MULTIMEDIA DIVERSIFICATION

08/25/2006
Digital Camera Market Dynamics
• IP Camera Market
– Market Drivers
• Terrorism concerns
• Remote monitoring
• Face / Target Recognition
• Digital Camera Market
– Market Drivers
• Japan, Inc. dominance broken with high quality <$300 HD DCC/DSC
• CMOS sensors price dropping and quality increasing
• Small form factor optimized via hard-wired encode
• Video Compression Applications
– Market Drivers
• PVR’s and wireless video distribution require high quality compression
• Competition
– DSP-based Silicon: Easy programming vs. Heat/Battery Life

08/25/2006
Camera Product Strategy
• Protect the Core
– Target multiple market segments with video and compression features
– Leverage low power, mixed signal capabilities from other
SigmaTel products
• Create New Defensible Barriers
– Expand hard-wired video encoding to 1080i for leading
algorithms
– Patent leading innovations
– Continue to increase mixed-signal integration

08/25/2006
Digital Camera Market*
81.28
86.52
88.4
95.52
0
10
20
30
40
50
60
70
80
90
100
2006 2007 2008 2009
*Includes IP Cameras, Digital Cameras and Digital Camcorders
$MM
* Excludes amortization of non-cash deferred stock-based compensation, as well as one-time charges and amortization related to acquisitions.
Source: IDC & ABI Research 2004,2005

08/25/2006
STVC8380 Value Proposition
Multi-Functional Applications
Flexible Connectivity and
Storage
FocalPath™
Advanced Video
and Image Processing Block
High Integration SoC Design
with ARM9 core
Low Power Consumption
Quality Video
Feature
Expands the feature set of camcorder products to include voice recorder, MP3 player and IP Camera capabilities
Offers support for USB 2.0 and PictBridge as well as direct
recording to flash and hard drive storage
Supports CCD and CMOS sensors, 12-bit RGB Bayer Pattern, AE,
AWB, AF, color correction, noise reduction and more
Delivers BOM cost savings and fast processing
Enables slim, portable form factor designs with longer battery life and little heat dissipation due to hard-wired ASIC architecture
Accomplished engineering team proficient in CODEC development producing superior video quality
Benefit

08/25/2006
Hard-Wired Video SoC Roadmap
PR818S
• MPEG-4 SP/ASP
CODEC
• MPEG-2 CODEC
• JPEG/MJPEG
CODEC
• ARM922T
STVC8380
• H.264 baseline
CODEC
up to 720p@30fps
• MPEG-4 SP CODEC
• JPEG/MJPEG
CODEC
• ARM926EJ-S
• MPEG-4 ASP and
MPEG-2 decode
STVC8880
• H.264 main, VC-1
advanced CODEC:
1080i/720p@60fps
• TV Encoder, DCDC
converter, Audio
CODEC, RTC, Image
Stabilization
Available
Now
Q2’06 Q3’06 Q4’06 Q1’07 Q2’07 Q3’07
Roadmap Goals:
•
CODEC Advancement
•
Analog Integration
•
System Power Reduction

08/25/2006
Consumer Audio Product Strategy
• Protect the Core
– High performance, high integration and design flexibility
– Leverage low power, mixed signal capabilities from other
SigmaTel products
• Create New Defensible Barriers
– Integrate power management, Class D amplifiers and controller functions for consumer space
– Patent leading innovations
– Continue to increase mixed-signal integration

08/25/2006
High-End Digital TV* Market
Source IMS Research 2006
LCD, Plasma and RPTV units
2006 2007 2008 2009 2010 2011
-
20,000
40,000
60,000
80,000
100,000
120,000
140,000
160,000
Units (M)
*(CRT>32”, LCD>26”, Plasma, RPTV)
CAGR:
24.23%

08/25/2006
SGTV5800 Value Proposition
• Integration results in BOM savings
– 10 input stereo switch eliminating need for external components
– Integrated headphone drivers and SPDIF transmitter
– Optional Sync delay
• Design flexibility enables simplified system design
– Sample rate converters simplify connection to HDMI with no external circuitry
– Multiple digital I/Os provide simplified audio routing to and from digital tuner
• Single audio system design spans entire TV product line
– Integrates features required in large TVs while still offering cost savings for smaller TVs
– Demodulator supports all worldwide audio standards: EIAJ, NICAM, A2 and BTSC
– Saves R&D costs, simplifies software development

08/25/2006
TV Audio Roadmap
SGTV5810/5811
SGTV5830/5831
Status: Early Production
•NICAM, BTSC, EIAJ, A2
•Integrated Sync Delay
•TV Audio Switch
•Audio Processing
1H06
2H06 1H07 2H07
“Kingsville”
Status: In Development
•Adds integrated DDX
Class D PWM Controller
•Combine with Class D
Power Stage
“Carthage”
TV Audio Codec
Status: Concept
•TV Audio Switch
•Audio Processing
Companion
Class-D
Power
Stage

08/25/2006
Imaging Systems SoC Strategy
Protect the Core
– Drive transition to SDK-based products
– Build Asia applications engineering to expand MFP products
– Focus SoC architectures for broader target segments
– Proliferate new photo frame reference designs to partners
– Accelerate new Laser and Inkjet products through system expertise
• Create New Defensible Barriers
– Continued performance and image quality initiatives for inkjet and laser technologies
– Drive new SFP and Dye Sub Photo Printer Solutions
– Accelerate new Photo Frame initiatives (Bluetooth, WiFi, etc)
– Patent leading innovations

08/25/2006 Printer/Digital Photo Frame Target Market Size Units (M) 0 20 40 60 80 100 '06 '07 '08 '09 '10 DPF DyeSub Laser InkJet

08/25/2006
Digital Photo Frame Value Proposition
• SigmaTel STDC7150 SoC solution
• Best in class image performance
• Connectivity (WiFi, Bluetooth)
• Print from frame capability
• Share / View / Manage photos
• Support all flash card types (CF, SD, MS…)
• USB host support - connect USB flash drive / USB camera

08/25/2006
Digital Imaging Value Proposition
Sigmatel provides silicon solutions that:
– Generate the highest quality photo images
– Have the most integration for the lowest system cost
– Include a patented, extensive, flexible firmware library
• Scan
• Copy
• Fax
• Image Optimization
• Customized Features
– Include leading networking and connectivity
– Drive printer or display systems utilizing
• Laser printing
• Ink Jet printing
• Dye Sublimation printing
• LCD Digital Photo Frame displays

08/25/2006
STDC2250
Tandem Laser
Color Laser
High End IJ MFP
Mid Mono Laser MFP
Mid IJ MFP
Photo frame
Low End IJ MFP
Low End Laser
Photo printer
DC2000
STDC2040
DC2150
DC2500
STDC3000
STDC1100
STDC1150
“TBC”
Q1 2007
DC1000
0.13um
Enhanced Audio
Enhanced Video
Q3 2007
“LR7”
“Cascade”
Q4 2007
“PFCR”
Q1 2008
STDC7150
STDC8080
90 nm
Digital Imaging SoC Target Markets & Roadmap

08/25/2006 LEVERAGING INFRASTRUCTURE

08/25/2006
Global Intellectual Property Strategy
• Protect SigmaTel stakeholders investment
• Continue innovative development to
strengthen IP portfolio
• Increase patent filings
• License SigmaTel IP
• Petition the ITC to expedite halting the
importing of infringing systems
• European border seizure measure
322
Patents*
December
31,  2005
77
Patents*
September
2003
318%
Increase
*Patents issued, pending or in process

08/25/2006
Worldwide Support
• Headquartered: Austin, TX
US offices:  Waltham, MA; Cupertino, CA
• Worldwide Offices in Cambridge, Shenzhen, Hong
Kong, Taipei, Seoul, Singapore, Tokyo
• Future Expansion of Asia-Pacific Presence: Beijing,
Shanghai, Osaka

CREATIVE
Dixons
KONICA MINOLTA
Disney
SIREN
Packard Bell
SAMSUNG
PROTON
THOMSON
TOSHIBA
aigo
Oregon SCIENTIFIC
infineon
OAKLEY
Panasonic
GPX
SHARP
MAX
JVC
DELL
Lexar
PHILIPS
LITEON
Canon
ASUS
MiTAC
Memorex

SIGMATEL
MIXED-SIGNAL MULTIMEDIA SEMICONDUCTORS

08/25/2006 Customers/Partners

08/25/2006 FINANCIALS

08/25/2006
Profitability Dynamics
• Mid to High-end customers demand decreased 1H’06
– Inventories grew at customers and SigmaTel
– Mixed shifted to low-end with lower margins
• 3600 design wins enabling strong growth at mid to high-end customers
– Transition to ARM-based hardware and software complete
– Roadmap to protect core and provide ongoing cost reductions
• Unique hardwired capabilities and 90 nm designs provide leadership position
• Key design wins in TV audio, printers and cameras
– High margin, revenue diversification
• Expense structure being address
– Post PC Audio SG&A rationalization
– Completing acquisition earn out agreements
– Migration of specific functions to APAC
– Continued actions to size expenses to revenue through Q1’07

35xx vs. 36xx Revenue
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
January
February
March
April
May
June
July
August
September
Actual
Forecast
35xx
36xx

SIGMATEL®
MIXED-SIGNAL MULTIMEDIA SEMICONDUCTORS

08/25/2006 35xx vs. 36xx Monthly Revenue Split

08/25/2006 Annual Revenue Growth $30.9 $100.2 $194.8 $324.5 0 25 50 75 100 125 150 175 200 225 250 275 300 325 350 2002 2003 2004 2005 SigmaTel Revenue $MM

08/25/2006 37% 48% 54% 54% 15% 20% 25% 30% 35% 40% 45% 50% 55% 60% 65% 70% 2002 2003 2004 2005 Gross Margin Annual Gross Margin

08/25/2006
Annual Pre-Tax Income
$(8.2)
$18.7
$58.9
$74.6
-10
0
10
20
30
40
50
60
70
80
90
2002 2003 2004 2005
* Excludes amortization of non-cash deferred stock-based compensation, as well as one-time charges and amortization related to acquisitions.
$MM
* Excludes amortization of non-cash deferred stock-based compensation, as well as one-time charges and amortization related to acquisitions.

08/25/2006 Cash and short-term investments Total assets Long-term debt Shareholders’ equity Current Ratio Balance Sheet Information ($MM) As of 03/31/06 $40.5 271.0 0.0 208.5 2.7x As of June 30, 2006

08/25/2006
Pro-Forma Long Term Model*
*Amounts exclude non-cash stock based compensation and amortization of intangibles from acquisitions
15.1% -7.58% Net income (loss)
6.5% -21.05% Income tax expense (benefit)
21.5% -28.64% Income (loss) before income taxes
20.0% -29.48% Operating income (loss)
30.0% 74.46% Total operating expenses
10.0% 26.88% Selling, general and administrative
20.0% 47.58% Research and development
Operating expenses:
50.0% 44.98% Gross profit
50.0% 55.02% Cost of goods sold
100.0% 100.00% Revenues, net
Model June 30, 2006
Long Term Quarter Ended

08/25/2006
Third Quarter 2006 Guidance*
• Revenues $36M – $42M
• Pro Forma Gross Margin ~ 45%
• Diluted non-GAAP loss per share ($0.37) to ($0.29), excluding approximately $0.63 per diluted share for the gain on the sale of the
PC Audio product line, $0.06 per diluted share of stock-based compensation expense and approximately $0.02 per diluted share of expense related to amortization of acquired intangibles
• GAAP diluted income per share $0.17 to $0.25
*Please refer to the “Forward Looking Statements Disclosure” slide at the beginning of this presentation.
*Please refer to the “Forward Looking Statements Disclosure” slide at the beginning of this presentation.

08/25/2006
Key Messages
• World Class Mixed-Signal Technology Company
– First to MP3 market with highly integrated solution
– Industry leading 90 nm chip for MP3 market in Q406
– Targeting best audio & video battery life, lowest heat dissipation and most cost effective solutions
• Portable Multimedia Requires Connectivity
– Established excellence in wireless in 2005
– Expanding partnerships for future needs
• Industry Leading Software
– Key software innovations, easier to use ARM-based SoC
– Re-useable ARM software enables multi-generation upgrades
• Compelling patent portfolio changing competitive landscape
• Expense Structure Being Addressed